UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)     February 28, 2002
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)






Item 5.  Other Events

The net credit loss and delinquency ratios for MBNA America Bank, N.A. ("the Bank"), a wholly owned subsidiary of MBNA Corporation, for its loan receivables and its managed loans for February 28, 2002, are presented in the table below.

                                                      Net
                                                 Credit Losses  Delinquency (d)
                                                 -------------  ---------------
                                                  (Annualized)

Loan Receivables (a):
As reported....................................      3.80%           4.55%
Adjusted for impact of measures related
 to September 11, 2001 (b).....................      4.99            4.42

Managed Loans (c):
As reported....................................      3.66            5.25
Adjusted for impact of measures related
 to September 11, 2001 (b).....................      5.08            5.10

(a) Loan delinquency does not include securitized loans or loans held for securitization.
(b) As reported in September 2001, the Bank initiated measures to assist its Customers who were affected by the tragic events of September 11, 2001. These measures impact the monthly results for February 2002 and March 2002, but will not impact the results for the three months ended March 31, 2002. These measures provided assistance for Customers who were not delinquent and may not have received their statement in a timely manner or may have had delivery of their payment delayed. These measures did not affect accounts already reported as delinquent. The Bank's actions postponed some Customer's accounts from becoming delinquent for 30 days and, subsequently, without these measures some accounts that would have charged off in February 2002 will now charge off in March 2002. As a result, the Bank's delinquency ratios are higher and the net credit loss ratios are lower than their anticipated levels for February 2002.
     The adjusted net credit loss and delinquency ratios reflect the Bank's estimate of the net credit loss and delinquency ratios had the measures described above not been implemented. The effect of these measures will conclude in March 2002 when the Bank's monthly net credit loss ratios will be higher than anticipated by similar amounts. The delinquency ratios at March 31, 2002 and the net credit loss ratios for the three months ended March 31, 2002, will be unaffected by these measures. These measures will not impact the Bank's net credit loss and delinquency ratios for April 2002 or thereafter.
(c) Managed loans include loans held for securitization, loan portfolio, and securitized loans.
(d)  Delinquency represents loans which are 30 days or more past due.






                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                      MBNA CORPORATION


Date:  March 13, 2002                     By:  /s/     M. Scot Kaufman
                                               -------------------------------
                                                       M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer